                                                                   EXHIBIT 10.23

                      FIRST AMENDMENT TO LEASE AGREEMENT

     This First Amendment to Lease Agreement ("First Amendment") is entered into by and between Lee Partners, Ltd., a Texas limited partnership ("Landlord") and Data Race, Inc., a Texas corporation ("Tenant").

     For and in consideration of One and No/l00 Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant hereby recite and agree as follows:

     1.   Recitals.
          --------

          (a)  Lease Agreement.  Landlord and Tenant entered into a Lease
               ---------------
Agreement (the "Lease") dated June 20, 1995 pertaining to two parcels of land in Bexar County, Texas, more particularly described in the Lease.

          (b)  Amendment.  Landlord and Tenant desire to amend the Lease with
               ---------
respect to certain obligations of Landlord and Tenant for the preparation of plans and construction of improvements to the Leased Premises as hereinafter provided.
          (c)  Defined Terms.  All capitalized terms used in this First
               -------------
Amendment and not otherwise specifically defined herein shall have the same meaning as is ascribed to such terms in the Lease.

     2.   Preparation of Plans and Construction Conditions.  Paragraph 1(c) of
          ------------------------------------------------
the Lease is hereby modified as follows:

          (a)  Interior Improvement Plans.  Paragraph 1(c) (2) of the Lease is
               --------------------------
hereby modified to provide that the Interior Plans as defined therein shall be delivered by Tenant to Landlord no later than October 2, 1995. The Interior Plans shall be (i) in accordance with the Interior Improvements Scope of Work attached hereto as Exhibit B; (ii) substantially in accordance with the
                   ---------
Preliminary Drawings labeled "Offices for Data Race", prepared by Rehler, Vaughn & Koone, Inc., dated August 31, 1995, and attached hereto as Exhibit C; and
                                                             ---------
(iii) in satisfactory form to permit Landlord and/or MCC to obtain all necessary licenses, permits and approvals from all applicable governmental entities in connection with the construction of the Interior Improvements.

          (b)  Landlord Approval of Cost and Plans.  Subparagraph 1(c)(3) of the
               -----------------------------------
Lease is hereby deleted and the following new paragraph is substituted therefor:

                    (3) Landlord Approval of Cost and Plans. Although the
                        -----------------------------------
               Interior Plans have not been completed as of the date of this First Amendment, Landlord and Tenant have mutually determined that the cost of the Interior Improvements will equal or exceed the sum of $750,000.00 ("Minimum Amount"). In addition, Tenant has requested a change to the Landlord's Improvements in the amount of $35,151.00 for the cost of additional windows as set forth in a memorandum from Landlord to Tenant dated July 31, 1995. Accordingly, contemporaneously with the execution of this First Amendment, Tenant will deposit the sum of $785,151.00 in escrow with Marathon Title Company to cover the cost of completing the Interior Improvements and the above-referenced change in windows, which escrowed funds shall be held and disbursed pursuant to the Escrow Agreement to be entered into between Landlord, Tenant and Marathon Title Company in the form attached hereto as Exhibit A upon Tenant's delivery of such
                                  ---------
               funds. If, following the completion of the Interior Plans and the bidding of the construction costs pursuant to the Interior Construction Contract as provided in subparagraph 1(c)(4) of this Lease, it is determined that the cost of completing the Interior Improvements exceeds the Minimum Amount ("Additional Costs"), Tenant shall deposit the amount of such Additional Costs in escrow with Marathon Title Company pursuant to paragraph 1(d)(1) of this Lease and the Escrow Agreement.

               (c)  Waiver of Approval and Termination Rights.  Landlord and
                    -----------------------------------------
Tenant hereby waive their respective rights to approve plans and costs and to terminate the Lease pursuant to subparagraphs 1(c)(3) and 1(c)(4) of the Lease. Landlord and Tenant agree, however, to cooperate with each other in good faith in the completion of the Interior Plans and the construction of the Interior Improvements.

               (d)  Interior Improvement Construction Contract. The first
                    ------------------------------------------
sentence of paragraph 1(c)(4) is hereby modified to provide that the Interior Construction Contract shall be delivered by Landlord to Tenant within fifteen
(15) days following Tenant's delivery of the Interior Plans to Landlord.

               (e)  Penalty.  Tenant acknowledges that Landlord's agreement to
                    -------
construct Landlord's Improvements pursuant to paragraph 1(a) of the Lease included a computation of cost to Landlord that was based on the substantial completion of the construction of improvements to Parcel 1 and Parcel 2 in accordance with paragraph 1 of the Lease occurring no later that April 30, 1996 ("Completion Date"). If Tenant fails to deliver the Interior Plans to Landlord by October 1, 1995, and such failure causes Landlord to fail to achieve substantial completion of the Landlord Improvements and Interior Improvements by the Completion Date, Tenant shall pay to Landlord upon the substantial completion of the Landlord's Improvements and the Interior Improvements an amount equal to $500.00 multiplied times each day beyond the Completion Date that the Landlord's Improvements and the Interior Improvements were not substantially completed due to Tenant's failure to deliver the Interior Plans to Landlord by October 2, 1995.

     3.  Other Terms.  All other terms, conditions and provisions of the Lease
         -----------
shall remain in full force and effect as of the date thereof.

     4.  Binding Effect.  This First Amendment shall be binding upon and insure
         --------------
to the benefit of the parties hereto and their respective successors and assigns.

     EXECUTED this 1st day of September, 1995.

                                LANDLORD:

                                LEE PARTNERS, LTD., a Texas limited partnership

                                By:  LSS Company, a Texas corporation

                                     By:  /s/ TIMOTHY L. SWAN
                                        --------------------------------
                                        Timothy L. Swan
                                        President

                                TENANT:

                                DATA RACE, INC., a Texas corporation

                                By:  /s/ GREGORY T. SKALLA
                                   --------------------------------------
                                Name:  Gregory T. Skalla
                                     ------------------------------------
                                Title: VP Finance & CFO
                                      -----------------------------------

                      SECOND AMENDMENT TO LEASE AGREEMENT

     This Second Amendment to Lease Agreement ("Second Amendment") is entered into by and between Lee Partners, Ltd., a Texas limited partnership ("Landlord") and Data Race, Inc., a Texas corporation ("Tenant").

     For and in consideration of One and No/100 Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant hereby recite and agree as follows:

     1.   Recitals.
          --------

          (a)  Lease Agreement.  Landlord and Tenant entered into a Lease
               ---------------
Agreement (the "Lease") dated June 20, 1995, as amended the 1st day of September, 1995, pertaining to two parcels of land in Bexar County, Texas, more particularly described in the Lease.

          (b)  Amendment.  Landlord and Tenant desire to amend the Lease with
               ---------
respect to certain obligations of the Tenant for the construction of a special entry to the Leased Premises as hereinafter provided.

          (c)  Defined Terms.  All capitalized terms used in this Second
               -------------
Amendment and not otherwise specifically defined herein shall have the same meaning as is ascribed to such terms in the Lease.

     2. The Tenant shall have the right to construct a special entryway for the Parcel 1 Building, as further described in the attached Exhibit "A", subject to the following provisions:

          (a) The Tenant shall be solely responsible for all expenses associated therewith, including, but not limited to, design and construction. Before commencing construction, the cost of same shall be escrowed as per the provision of Lease paragraph 1(d)(1).

          (b) The entryway shall be designed and constructed in such a fashion that it may be removed without defacing, or otherwise damaging, the original building.

          (c) Upon the termination of Tenant's occupancy of the Leased Premises, at the sole option of the Landlord, Tenant, at its expense, shall, within thirty (30) days of written notice from Landlord, remove the entryway. Tenant shall be responsible for leaving the Building in the state which would have resulted if the entryway had never been constructed [see 2(b) above].

    3.    Other Terms.  All other terms, conditions and provisions of the Lease
          -----------
shall remain in full force and effect as of the date thereof.

     4. Binding Effect. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     EXECUTED this 11 day of November, 1995

                                LANDLORD:

                                LEE PARTNERS, LTD., A Texas limited partnership

                                By:   /s/ TIMOTHY L. SWAN
                                   ---------------------------------
                                   Timothy L. Swan
                                   President of the General Partner

                                TENANT:

                                DATA RACE, INC., a Texas corporation

                                By:  /s/ G. T. SKALLA
                                   ----------------------------------
                                Name:  G. T. Skalla
                                     --------------------------------
                                Title:  CFO
                                      -------------------------------

                      THIRD AMENDMENT TO LEASE AGREEMENT

     This Third Amendment to Lease Agreement ("Third Amendment") is entered into by and between Lee Partners, Ltd., a Texas limited partnership ("Landlord") and Date Race, Inc., a Texas corporation ("Tenant").

     For and in consideration of One and No/100 Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant hereby recite and agree as follows:

     1.   Recitals.
          --------

          (a)  Lease Agreement.  Landlord and Tenant entered into a Lease
               ---------------
Agreement (the "Lease") dated June 20, 1995, as amended the 1st day of September, 1995 and the 8th day of November, 1995, pertaining to two parcels of land in Bexar County, Texas, more particularly described in the Lease.

          (b)  Amendment.  Landlord and Tenant desire to amend the Lease with
               ---------
respect to certain modifications of two restrooms as further described hereafter.

          (c)  Defined Terms.  All capitalized terms used in this third
               -------------
Amendment and not otherwise specifically defined herein shall have the same meaning as is ascribed to such terms in the Lease.

     2.   Improvement Modifications.  The Landlord agrees not to install the
          -------------------------
toilets, urinals and toilet partitions in Restrooms 124 and 125 in Building A. At the sole option of Landlord and within thirty (30) days of Landlord's written notice, upon termination of Tenant's occupancy of the Leased Premises, Tenant shall install the toilets, urinals and toilet partitions in Restrooms 124 and 125, at its sole expense, in accordance with the Plans and Specifications for Interior Improvements signed by Landlord and Tenant, dated December 12, 1995.
If the Tenant is required to so replace the fixtures, Tenant shall also be responsible for leaving the balance of the restroom improvements in an overall good condition similar to what would be expected had the facilities been used during the Lease Term for the intended restroom purpose, subject only to ordinary wear and tear.

     3.   Other Terms.  All other terms, conditions and provisions of the Lease
          -----------
shall remain in full force and effect as of the date thereof.

     4.   Binding Effect.  This Third Amendment shall be binding upon and inure
          --------------
to the benefit of the parties hereto and their respective successors and assigns.

     EXECUTED this 16th day of January, 1996

                                LANDLORD:

                                LEE PARTNERS, LTD., a Texas limited partnership

                                By:  /s/ TIMOTHY L. SWAN
                                   ---------------------------------
                                   Timothy L. Swan
                                   President of the General Partner

                                TENANT:

                                DATA RACE, INC., a Texas corporation

                                By:  /s/ G. T. SKALLA
                                   ---------------------------------
                                Name:  G. T. Skalla
                                     -------------------------------
                                Title:  CFO
                                      ------------------------------

                      FOURTH AMENDMENT TO LEASE AGREEMENT

     This Fourth Amendment to Lease Agreement ("Fourth Amendment") is entered into by and between Lee Partners, Ltd., a Texas limited partnership ("Landlord") and Data Race, Inc., a Texas corporation ("Tenant").

     For and in consideration of One and No/100 Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant hereby recite and agree as follows:

     1.   Recitals.
          --------

          (a)  Lease Agreement.  Landlord and Tenant entered into a Lease
               ---------------
Agreement (the "Lease") dated June 20, 1995, as amended the 1st day of September, 1995, the 8th day of November, 1995 and the 16th day of January, 1996, pertaining to two parcels of land in Bexar County, Texas, more particularly described in the Lease.

          (b)  Amendment.  Landlord and Tenant desire to amend the Lease with
               ---------
respect to certain modifications of floor covering in a limited area as further described hereafter.

          (c)  Defined Terms.  All Capitalized terms used in this Fourth
               -------------
Amendment and not otherwise specifically defined herein shall have the same meaning as is ascribed to such terms in the Lease.

     2.   Improvement Modifications.  The Landlord agrees not to install the
          -------------------------
floor covering specified in the Plans and Specifications for Interior Improvements signed by Landlord and Tenant, dated December 12, 1995 in rooms 241, 243, 257 and 259 in Building B. At the sole option of Landlord and within thirty (30) days of Landlord's written notice, upon the termination of Tenant's occupancy of the Leased Premises, Tenant shall install the originally specified floor covering, at its sole expense, in accordance with the Plans and Specifications for Interior Improvements signed by Landlord and Tenant, dated December 12, 1995.

     3.   Other Terms.  All other terms, conditions and provisions of the Lease
          -----------
shall remain in full force and effect as of the date thereof.

     4.   Binding Effect.  This Fourth Amendment shall be binding upon and inure
          --------------
to the benefit of the parties hereto and their respective successors and assigns.

     EXECUTED this 20th day of February, 1996.

                                LANDLORD:

                                LEE PARTNERS, LTD., a Texas limited partnership

                                By:  /s/ TIMOTHY L. SWAN
                                   --------------------------------
                                   Timothy L. Swan
                                   President of the General Partner

                                TENANT:

                                DATA RACE, INC., a Texas corporation

                                By:  /s/ G. T. SKALLA
                                   --------------------------------
                                Name:  G. T. Skalla
                                     ------------------------------
                                Title:   CFO
                                      -----------------------------

                      FIFTH AMENDMENT TO LEASE AGREEMENT

     This Fifth Amendment to Lease Agreement ("Fifth Amendment") is entered into by and between Lee Partners, Ltd., a Texas limited partnership ("Landlord") and Data Race, Inc., a Texas corporation ("Tenant").

     For and in consideration of One and No/100 Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant hereby recite and agree as follows:

     1.   Recitals.
          --------

          (a)  Lease Agreement.  Landlord and Tenant entered into a Lease
               ---------------
Agreement (the "Lease") dated June 20, 1995, as amended the 1st day of September, 1995, the 8th of November, 1995, the 16th day of January and the 20th day of February, 1996, pertaining to two parcels of land in Bexar County, Texas, more particularly described in the Lease.

          (b)  Amendment.  Landlord and Tenant desire to amend the Lease with
               ---------
respect to signage and fencing installation as further described hereafter.

          (c)  Defined Terms.  All capitalized terms used in this Fifth
               -------------
Amendment and not otherwise specifically defined herein shall have the same meaning as is ascribed to such terms in the Lease.

     2.   Signage.  The Landlord consents to Tenant's installation, at its sole
          -------
expense, of signage on the western face of the entryway canopy to Building B generally to consist of the words DATA RACE, with the entire text to cover an area approximately 22" by 17', as further illustrated on Exhibit A hereto. Upon the termination of Tenant's occupancy of the Leased Premises, Tenant shall, at its sole expense, remove said signage and restore the canopy face to its original condition as though no sign had been installed thereon.

     3.   Fencing.  The Landlord consents to Tenant's installation, at its sole
          -------
expense, of 6' high chain link fencing to enclose the concrete drive on the north side of Building A with two gated entrances generally as shown on Exhibit B hereto. The requested installation violates a 15' set back from the front of the building and Landlord has obtained an Architectural Committee approval of the proposed installation. However, Landlord assumes no other responsibility for the installation.

     4.   Other Terms.  All other terms, conditions and provision of the Lease
          -----------
shall remain in full force and effect as of the date thereof.

     5.   Binding Effect.  This Fourth Amendment shall be binding upon and
          --------------
inure to the benefit of the parties hereto and their respective successors and assigns.

     EXECUTED this 21 day of March, 1996.

                                LANDLORD:

                                LEE PARTNERS, LTD., a Texas limited partnership

                                By:  /s/ TIMOTHY L. SWAN
                                   --------------------------------
                                   Timothy L. Swan
                                   President of the General Partner

                                TENANT:

                                DATA RACE, INC.,  a Texas corporation

                                By: /s/  G.T. SKALLA
                                    -------------------------------
                                Name:  G. T.Skalla
                                     ------------------------------
                                Title:   CFO
                                      -----------------------------